UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SCM MICROSYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCM MICROSYSTEMS, INC.

NOTICE OF

2003 ANNUAL MEETING OF STOCKHOLDERS
JUNE 23, 2003

To the Stockholders:

      NOTICE IS HEREBY GIVEN, that the 2003 Annual Meeting of Stockholders of SCM Microsystems, Inc., a Delaware corporation, will be held on Monday, June 23, 2003, at 10:00 a.m., local time, at SCM corporate headquarters, 466 Kato Terrace, Fremont, California 94539, for the following purposes:

1.	To elect two Class II directors to serve until the expiration of the term of their respective classes or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2003; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice. All stockholders of SCM are cordially invited to attend the Annual Meeting in person. Only stockholders of record at the close of business on April 24, 2003 are entitled to notice of and to vote at the Annual Meeting. To assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope enclosed for that purpose. Any stockholder attending the Annual Meeting in person may vote in person even if he or she previously returned a proxy.

Sincerely,

SCM MICROSYSTEMS, INC.

ANDREW WARNER
Secretary

Fremont, California

April 29, 2003

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE: ELECTION OF CLASS II DIRECTORS
MATTERS RELATING TO THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
ANNEX A

SCM MICROSYSTEMS, INC.

PROXY STATEMENT
FOR
2003 ANNUAL MEETING OF STOCKHOLDERS
JUNE 23, 2003

      The enclosed proxy is solicited on behalf of SCM Microsystems, Inc. for use at our 2003 Annual Meeting of Stockholders to be held on Monday, June 23, 2003, at 10:00 a.m., local time, at SCM corporate headquarters, 466 Kato Terrace, Fremont, California 94539, or any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying notice of 2003 Annual Meeting of Stockholders.

      These proxy solicitation materials will be mailed on or about May 5, 2003 to all stockholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

      Our Board of Directors has fixed the close of business on April 24, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Shares Outstanding

      As of April 14, 2003, we had issued and outstanding 15,694,723 shares of Common Stock, par value $0.001 per share. For information regarding holders of more than 5% of the outstanding Common Stock, see “Securities Ownership of Certain Beneficial Owners and Management.”

Voting Rights

      Each stockholder of record on the Record Date will be entitled to one vote per share of common stock held on the Record Date on all matters submitted for consideration of, and to be voted upon by, the stockholders at the Annual Meeting. With respect to the election of directors, each stockholder will be entitled to vote for two nominees to our Board of Directors, and the two nominees with the greatest number of votes will be elected to the Board of Directors. No stockholder will be entitled to cumulate votes at the Annual Meeting for the election of any members of our Board of Directors.

Voting Procedures

      The required quorum for the transaction of business at the Annual Meeting is one-third of the shares of our Common Stock issued and outstanding on the Record Date. Shares voted “FOR,” “AGAINST” or “WITHHELD” from a matter voted upon by the stockholders at the Annual Meeting will be treated as being present at the Annual Meeting for purposes of establishing a quorum for the transaction of business, and will also be treated as shares “represented and voting” at the Annual Meeting (the “Votes Cast”) with respect to any such matter.

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal. Accordingly, abstentions will have the same effect as a vote against a proposal submitted for consideration of the stockholders at the Annual Meeting. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

Solicitation of Proxies

      The cost of soliciting any proxies will be borne by the Company. We have retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist with solicitation at customary rates (approximately $10,000), plus reimbursement for out-of-pocket expenses. In addition, we may reimburse brokerage firms and other persons representing the beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by our directors, officers or regular employees without additional compensation.

Revocability of Proxies

      The enclosed proxy is revocable by the person or institution delivering such proxy at any time before it is voted at the Annual Meeting either by delivering to us a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a person or institution that has executed and returned a proxy is present in person at the Annual Meeting and wishes to vote thereat, such person or institution may elect to do so and thereby suspend the power of the proxy holders to vote the proxy previously delivered by such person or institution. Attendance at the Annual Meeting, however, will not by itself revoke a proxy previously delivered to us.

Stockholder Proposals for 2004 Annual Meeting of Stockholders

      Proposals of our stockholders which are intended to be presented by such stockholders at our 2004 Annual Meeting must be received by us no later than December 31, 2003 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PROPOSAL ONE: ELECTION OF CLASS II DIRECTORS

      Our Board of Directors is currently comprised of eight directors. The Board of Directors is divided into three classes, Class I, Class II and Class III, with three directors serving in Class I, two directors serving in Class II, and three directors serving in Class III. Class I directors consist of Messrs. Humphreys, Larsen and Ng, and the term of office of Class I directors will expire at our 2005 Annual Meeting of Stockholders; Class II directors consist of Messrs. Turner and Vought, and the term of office of Class II directors expires at our 2003 Annual Meeting of Stockholders; and Class III directors consist of Messrs. Cubero, Hultzsch and Schneider, and the term of office of Class III directors will expire at our 2004 Annual Meeting of Stockholders.

      The Board of Directors has nominated the two persons named below for election as Class II directors at the Annual Meeting. Unless otherwise instructed, the proxies named in the enclosed proxy will vote the proxies received by them for the two nominees named below, each of whom currently serves as a director of the Company. In the event that any of the nominees named below is unable or declines to serve as a director at the time of the Annual Meeting, the proxies received by the proxy holders named in the enclosed proxy will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. We do not expect, however, that any of the nominees named below will be unable or will decline to serve as a director at the Annual Meeting.

      The stockholders will not be entitled to cumulate votes at the Annual Meeting for the election of any members of our Board of Directors.

Nominees to the Board of Directors

      The names of the two Class II nominees for director and certain information about each of them are set forth in the table below. The names of, and certain information about, the current Class III and Class I directors and certain executive officers of the Company are also set forth below. The ages listed below are as of March 31, 2003.

			Director
Name	Age	Position	Since

NOMINEES FOR CLASS II DIRECTORS
Simon Turner(2)	51	Director	2000
Andrew Vought(1)(2)	48	Director	1996

CONTINUING CLASS III DIRECTORS
Manuel Cubero	39	Director	2002
Hagen Hultzsch	62	Director	2002
Robert Schneider	54	Chief Executive Officer and Director	1990

CONTINUING CLASS I DIRECTORS
Steven Humphreys	41	Chairman of the Board	1996
Oystein Larsen(1)	42	Director	1998
Ng Poh Chuan (1)	41	Director	1995

			Director
Name	Age	Position	Since

CONTINUING EXECUTIVE OFFICERS
Brian Campbell	43	Executive Vice President, Retail Brands	N/A
Mladen Filipan	45	Executive Vice President, PC Security	N/A
Colas Overkott	40	Executive Vice President, Digital TV	N/A
Andrew Warner	39	Vice President, Finance, Chief Financial Officer, President, SCM U.S., Executive Vice President, Digital Media and Video, and Secretary	N/A

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

      Simon Turner has served as a Director of SCM since July 2000. In January 2002, Mr. Turner joined the Executive Committee of Dixons Stores Group in his capacity as Group Managing Director of the PC World Group, responsible for operations at PC World, PC World Business and Genesis Communications in the UK and PC City in Europe. Dixon Stores Group purchases Digital Media and Video products from our resellers. In 2002, the aggregate amount purchased did not exceed 5% of either our or Dixon Stores Group’s revenues. From February 1999 to January 2002, Mr. Turner was Managing Director of PC World, a large UK reseller of PCs and PC-related equipment. From December 1996 to February 1999, Mr. Turner was Managing Director of Philips Consumer Electronics, UK and Ireland. Prior to that, he also served as Senior Vice President of Philips Media, Commercial Director of Belling and Company, and Group Marketing Manager at Philips Consumer Electronics. Mr. Turner holds a B.S. degree from the University of Surrey.

      Andrew Vought has served as a Director of SCM since March 1996. From September 2002 to February 2003, Mr. Vought was Chief Executive Officer of Pulsent Corporation, a digital video compression company. From May 1996 to September 2002, Mr. Vought held various executive positions, including Chief Financial Officer and Office of the President, Finance, Operations and Legal, at GlobespanVirata Corporation, a provider of integrated circuits, software and systems design for broadband communications. From January 1995 to May 1996, Mr. Vought was a Partner of Cheyenne Capital Corporation. Mr. Vought holds a B.S. degree and a B.A. degree from the University of Pennsylvania and an M.B.A. degree from Harvard University.

      Dr. Manuel Cubero has served as a Director of SCM since April 2002. Dr. Cubero is currently a consultant for the media, IT and telecom markets with Egon Zehnder International, an international management consultant firm based in Hamburg, Germany. From April 2000 to June 2001, he was Managing Director of “alloo AG,” an Internet gaming company that he co-founded, based in Salzburg, Austria. From January 1994 to March 2000, he held various senior management positions with the Kirch Group, the largest television broadcast company in Germany, including co-chairman of the commercial module requirements committee of the European Digital Video broadcasting project for five years and most recently as Managing Director of the technology investment division of the company. Dr. Cubero holds a M.S. and PhD degrees in physics from the Technical University in Darmstadt, Germany and an M.B.A. from INSEAD in Fontainbleau, France.

      Dr. Hagen Hultzsch has served as a Director of SCM since August 2002. Dr. Hultzsch currently sits on the board of more than 20 technology companies and academic institutions in the U.S. and Europe, including RiT Technologies, TranSwitch Corporation and VPIsystems Corporation. From 1993 until his retirement in 2001, Dr. Hultzsch served as a member of the Board of Management for Deutsche Telekom’s technical services division. From 1988 to 1993, he was corporate executive director for Volkswagen AG, where he was responsible for Organization and Information Systems. Dr. Hultzsch holds M.S. and PhD degrees in nuclear physics from the University of Mainz, Germany.

      Robert Schneider founded SCM in May 1990 as President, Chief Executive Officer, General Manager and Chairman of the Board and has served as a Director since that time. He has served as our Chief Executive

Officer since April 2000 and also previously held that position from May 1990 to January 1997. Mr. Schneider served as our President and Chairman of the Board from May 1990 until July 1996, and also served as our Chairman of the Board from January 1997 until April 2000. Prior to founding SCM, Mr. Schneider held various positions at Intel Corporation. Mr. Schneider holds a B.S. degree in engineering from HTBL Salzburg and a B.A. degree from the Akademie for Business Administration in Ueberlingen.

      Steven Humphreys has served as Chairman of the Board of Directors of SCM since April 2000. Mr. Humphreys is currently Chairman and Chief Executive Officer of ActivCard Corporation, a provider of digital identity management software, a position he has held since October 2001. From July 1996 to October 2001, Mr. Humphreys was an executive officer of SCM, serving as President and Chairman of the Board from July 1996 until December 1996, at which time he became Chief Executive Officer and served as President and Chief Executive Officer until April 2000. From April 1994 until February 1996, Mr. Humphreys was President of Caere Corporation, an optical character recognition software and systems company. Prior to Caere, he spent ten years with General Electric in a variety of positions. Mr. Humphreys is also a director of ActivCard and of several privately held companies. Mr. Humphreys holds a B.S. degree from Yale University and a M.S. degree and a M.B.A. degree from Stanford University.

      Oystein Larsen has served as a Director of SCM since October 1998. Mr. Larsen is currently Executive Vice President, Business Development and New Business at Conax AS, a company based in Norway engaged in the development and marketing of smart card-based systems for digital pay-TV, telecommunications and security. From October 1994 to January 2003, Mr. Larsen served as Chief Executive Officer of Conax AS. Mr. Larsen is also a director of a privately held electronic payment company in Norway. He holds an M.S. degree in engineering from the Institute Nationale Polytechnique in Grenoble.

      Ng Poh Chuan has served as a Director of SCM since June 1995. Mr. Ng is currently a Managing Director and Chairman of the Board of Global Team Technology Pte. Ltd., a manufacturer’s representative for computer products. From September 1994 through May 1997, Mr. Ng served as Director, Business Development at ICS, a contract manufacturing company and developer of communications products. Mr. Ng is also a director of several privately held companies. Mr. Ng holds a B.S. degree in engineering from the National University of Singapore.

      Brian Campbell joined SCM in June 2000 as Executive Vice President of Digital Media and Connectivity, Retail. From December 2000 until February 2002, he has served as Executive Vice President, Retail Brands. Since March 2002, he has served as Executive Vice President, Digital Media and Video. From July 1994 to June 2000, Mr. Campbell was President of Microtech International, a digital photography solutions provider, which was acquired by SCM in June 2000.

      Mladen Filipan joined SCM in September 2000 as Executive Vice President of PC Security. From January 1997 to September 2000, Mr. Filipan was Chief Executive Officer of 2-Tel BV, a Dutch smart card reader technology and services company which he founded. From January 1993 to January 1997, he was a member of the Board of Directors, responsible for marketing and business development, for Datelnet Group BV, a Dutch smart card reader company. Mr. Filipan is also a director of a private investment firm in the Netherlands. Mr. Filipan holds a B.A. degree from Providence University and M.S. degrees in Computer Science from Providence University and MIT and from Electrotechnical University in Zagreb, Croatia.

      Andrew Warner joined SCM in June 1999 as Vice President, Finance and Chief Financial Officer. In June 2000, he also was appointed President, SCM U.S. Since March 2002, he has also served as Executive Vice President, Digital Media and Video. From October 1997 until June 1999, Mr. Warner was Vice President, Finance and Chief Financial Officer of Dazzle Multimedia, a private digital video products company that was subsequently acquired by SCM. From January 1993 until October 1997, he held various senior finance positions including Director of Corporate Planning and Analysis and Director of Finance for the Americas at Madge Networks, a provider of global networking solutions. Mr. Warner holds a B.A. degree in Business Studies from Humberside University in the United Kingdom and is an Associate Member of the Chartered Institute of Management Accountants.

      There are no family relationships among the directors or executive officers of SCM named above.

Vote Required and Recommendation of the Board of Directors

      At the Annual Meeting, the two nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected to our Board of Directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE TWO CLASS II DIRECTOR NOMINEES NAMED ABOVE
TO OUR BOARD OF DIRECTORS

MATTERS RELATING TO THE BOARD OF DIRECTORS

Board Meetings

      Our Board of Directors held a total of 12 meetings during the year ended December 31, 2002. During 2002, none of the current directors attended fewer than 75% of the total number of meetings of the Board of Directors held during the period for which he served as a director and the total number of meetings held by the committees of the Board of Directors on which he served during the period for which he served as a director, except for Mr. Larsen, who attended less than 75% of Audit Committee meetings held. Our Board of Directors has an Audit Committee and a Compensation Committee.

Board Committees

      In accordance with a written charter approved by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of SCM’s financial reporting processes, system of internal control, process for monitoring compliance with laws and regulations, audit process and standards of business conduct. The Board of Directors adopted a revised written charter in April 2003, which is attached to this proxy statement as Annex A. The Audit Committee is currently comprised of Messrs. Larsen, Ng and Vought. The Board of Directors has determined that Mr. Vought is an audit committee financial expert, as such term is defined under applicable federal securities laws. Each member of the Audit Committee, including Mr. Vought, is “independent” as defined under the National Association of Securities Dealers’ listing standards. Our Audit Committee held seven meetings in 2002.

      The Compensation Committee reviews and makes recommendations to the Board of Directors regarding our compensation policies and the compensation to be provided to the executive officers and directors of SCM. The Compensation Committee is currently comprised of Messrs. Turner and Vought. The Compensation Committee held two meetings during 2002.

      We do not have a standing nominating committee. Nominations for the election of directors at the Annual Meeting, therefore, are made by our Board of Directors.

Advisory Board

      Beginning in 2003, SCM created an Advisory Board to provide feedback regarding new and existing products, marketing issues and a variety of other issues. The Advisory Board currently consists of five members, one of which is an employee of SCM, two of which are members of our Board of Directors and two of which are neither employees nor directors. The members of our Board of Directors who serve on the Advisory Board do so in their capacity as members of our Board of Directors. These directors help oversee and direct the Advisory Board and help communicate the Advisory Board’s conclusions and recommendations to our Board of Directors. The Advisory Board operates at the discretion of the Chairman of the Board of Directors. Each non-employee Advisory Board member who is not a member of the Board of Directors receives an annual fee of $5,000, as well as $1,000 per Advisory Board meeting attended and reimbursement of travel expenses for such meetings. At the discretion of the Chairman of the Board, the annual fee may be raised to $10,000. Members of SCM’s Advisory Board who are not members of the Board of Directors receive an initial stock option grant of 10,000 shares and receive additional annual grants thereafter of 5,000 shares on the date of each Annual Meeting of Stockholders. All such grants are made under SCM’s 1997 Stock Option Plan and the terms for such grants are the same as for the director grants described under “Director Compensation” below.

Director Compensation

      Each non-employee member of SCM’s Board of Directors receives an annual fee of $10,000, except for the chairman, who received a fee of $30,000 in fiscal 2002, and beginning in 2003 will receive an annual fee of $20,000. In addition, each non-employee director receives $1,000 for each board meeting attended in person for his services as director, as well as reimbursement of travel expenses associated with such board meetings. The Advisory Board members who are directors receive such payments in their capacity as members of the Board of Directors. Beginning in 2003, each non-employee member of SCM’s Compensation Committee, any other committee that may be formed with the exception of the Audit Committee, or the Advisory Board described above, receives an annual fee of $2,000 for such participation, with the exception of the Chairman of each committee, who receives an annual fee of $4,000. Beginning in 2003, each member of SCM’s Audit Committee receives an annual fee of $5,000 for participation on the committee, with the exception of the Chairman of the committee, who receives an annual fee of $10,000. All Audit Committee members also receive reimbursement for travel expenses associated with Audit Committee meetings. SCM also paid Mr. Vought approximately $16,000 in 2002, in his capacity as a director, to help direct and manage efforts to sell the Dazzle division.

      A total of 70,000 shares of Common Stock have been reserved for issuance under SCM’s 1997 Director Option Plan (“The Director Plan”). The Director Plan provides that an annual increase will be made in the number of our Common Stock shares reserved for issuance thereunder on each anniversary date of adoption of the Director Plan, in amounts equal to the number of shares underlying the options granted in the immediately preceding year or a lesser amount, as determined by the Board. Each non-employee director was granted an initial option to purchase 5,000 shares of Common Stock upon the effective date of the Director Plan. Each person who becomes or became a non-employee director after that date has been granted or will automatically be granted an initial option to purchase 10,000 shares of Common Stock. In addition, each non-employee director has been granted and will automatically be granted an annual option to purchase an additional 5,000 shares of Common Stock under the Director Plan on the date of each Annual Meeting of Stockholders, unless such director has not been serving as a director for at least six months. All such options have an exercise price equal to the fair market value of the Common Stock at the date of grant, have a term of ten years and vest monthly over one year from the date of grant. Options granted under the Director Plan are not transferable unless approved by the Board of Directors. SCM’s Director Plan will terminate in 2007.

Compensation Committee Interlocks and Insider Participation

      No interlocking relationship exists between SCM’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other publicly traded company, nor has any such interlocking relationship existed in the past.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

      The Compensation Committee reviews and makes recommendations to the Board of Directors regarding our compensation policies and the compensation to be provided to the executive officers and directors of SCM. The following is the report of the Compensation Committee describing the compensation policies applicable to the compensation of our executive officers for their services to SCM during 2002.

      Compensation Philosophy. Our philosophy in setting our compensation policies for executive officers is to maximize stockholder value over time. The primary goal of our executive compensation program is therefore to closely align the interests of the executive officers with those of our stockholders. To achieve this goal, we attempt to:

•	offer compensation opportunities that attract and retain executives whose abilities are critical to our long-term success, motivate individuals to perform at their highest level and reward outstanding achievement;

•	maintain a portion of the executive total compensation at risk, with payment of that portion tied to achievement of financial, organizational and management performance goals; and

•	encourage executives to manage from the perspective of owners with an equity stake in SCM.

      The Compensation Committee currently uses salary, incentive bonuses and stock options to meet these goals.

      Base Salary. The base salary component of total compensation is primarily designed to attract, motivate, reward and retain highly skilled executives and to compensate executives competitively within the industry and the marketplace. The Compensation Committee reviewed and approved fiscal 2002 base salaries for the Chief Executive Officer and other executive officers at the end of fiscal 2001. In establishing base salaries of executive officers, the Compensation Committee evaluates each executive’s salary history, scope of responsibility, prior experience, past performance for us and recommendations from management. The Compensation Committee also takes into account the salaries for similar positions at comparable companies in our industry, based on each individual Committee member’s industry experience. In reviewing and setting base salaries for executive officers, the Compensation Committee focused on each executive’s historical salary level, which in most instances was based upon the date on which the executive was hired by us, the executive’s prior performance with us and expected contribution to our future success. In making its salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

      Incentive Bonuses. Each executive officer’s annual bonus is based on qualitative and quantitative factors and is intended to motivate and reward executive officers by directly linking the amount of the bonus to performance targets. In addition, incentive bonuses for executive officers are intended to reflect the Compensation Committee’s belief that the compensation of each executive officer should be contingent upon our overall performance. To carry out this philosophy, our Board of Directors reviews and approves the financial goals for the fiscal year. The Compensation Committee evaluates our overall performance and approves performance bonuses based on the extent to which the goals of the Board of Directors have been achieved.

      Equity Incentives. The Compensation Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. The Company provides long-term incentives to its Chief Executive Officer and its other executive officers through its 1997 Stock Plan (the “1997 Plan”). The purpose of the 1997 Plan is to attract and retain the best employee talent available and to create a direct link between compensation and our long-term performance. The Compensation Committee believes that stock options directly motivate its executive officers to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in our employ. All options granted to executive officers to date have been granted at the fair market value of our common stock on the date of grant. The Board of Directors considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of our long-term strategic performance goals. During 2002, SCM did not grant any options or similar equity awards to its executive officers.

      CEO Compensation. The compensation of Mr. Schneider, our Chief Executive Officer, consists of base salary, an annual bonus and stock options. The Board of Directors periodically reviews the CEO’s base salary and bonus and revises his compensation based on the Board’s overall evaluation of his performance toward the achievement of the Company’s financial, strategic and other goals, with consideration given to his length of service and to comparative chief executive officer compensation information. The Compensation Committee believes that the Company’s success is dependent in part upon the efforts of its Chief Executive Officer.

During fiscal 2002, the Compensation Committee maintained Mr. Schneider’s base salary at €236,000, which was the equivalent of $210,000 based on exchange rates at the end of 2001. The committee also awarded Mr. Schneider an incentive bonus of €84,000, which was the equivalent of $75,000 based on exchange rates at the end of 2001, based on SCM’s financial and operational performance during 2002. (Please see footnote 2 to the table included in “Executive Compensation — Summary of Executive Compensation” for more information regarding Mr. Schneider’s salary and bonus.) During fiscal 2002, SCM did not grant any options or similar equity awards to Mr. Schneider.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Simon Turner
Andrew Vought

Report of the Audit Committee of the Board of Directors

      In accordance with a written charter adopted by the Company’s Board of Directors, the primary responsibilities of the Audit Committee are to:

•	review on a continuing basis the adequacy of the Company’s system of internal controls;

•	oversee the independence of the Company’s independent auditors;

•	review and manage the external audit and the Company’s relationship with its external auditors by (i) selecting independent auditors, (ii) reviewing the independent auditors’ fee arrangements, proposed audit scope and approach and (iii) pre-approving audit and non-audit services provided by the independent auditors to the Company;

•	conduct a post-audit review of the financial statements and audit findings;

•	review before release, and recommending to the Board of Directors for inclusion in the Company’s annual report on Form 10-K, the audited financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	review with management and the independent auditors such accounting policies, and changes therein, of the Company, including any financial reporting issues which could have a material impact on the financial statements, as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body; and

•	secure independent expert advice, including retaining independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities.

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2002 with the Company’s management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”).

      The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (“Independence Discussion with Audit Committees”) and the Audit Committee has discussed the independence of Deloitte & Touche LLP with that firm.

      In performing all these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent accountants, which, in their report, express an opinion on the conformity of the Company’s annual consolidated financial statements to accounting principles generally accepted in the United States. In reliance on the reviews and discussions referred to in this report, and in light of its role and responsibilities, the Audit Committee recommended to the

Board of Directors, and the Board of Directors has approved, that the audited financial statements for the Company for the three years ended December 31, 2002 be included for filing with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Oystein Larsen
Poh Chuan Ng
Andrew Vought

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth certain information as of April 14, 2003 with respect to the beneficial ownership of our common stock by:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each of our directors;

•	each of the Named Executive Officers; and

•	all of our directors and executive officers as a group.

      Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares held by them. Applicable percentage ownership in the following table is based on 15,694,723 shares of common stock outstanding as of April 14, 2003.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 14, 2003 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person.

	Shares Beneficially
	Owned

Name of Beneficial Owner	Number	Percent

Robert Schneider(1)	636,255	4.03%
c/o SCM Microsystems GmbH
Oskar-Messter 13
D-85737 Ismaning Germany
Andrew Warner(2)	95,426	*
Brian Campbell(3)	92,557	*
Mladen Filipan(4)	81,344	*
Steven Humphreys(5)	56,311	*
Oystein Larsen(6)	29,583	*
Ng Poh Chuan(7)	24,583	*
Andrew Vought(8)	20,583	*
Simon Turner(9)	19,658	*
Manuel Cubero(10)	10,000	*
Hagen Hultzsch(11)	7,500	*
All directors and executive officers as a group (12 persons)(12)	1,076,800	6.64%

*	Less than one percent.

(1)	Includes (i) 13,510 shares held by Robert Schneider’s wife, Ursula Schneider, and (ii) options to purchase 172,811 shares of common stock exercisable within 60 days of April 14, 2003 held by Robert Schneider.

(2)	Includes options to purchase 92,248 shares of common stock exercisable within 60 days of April 14, 2003.

(3)	Includes options to purchase 74,333 shares of common stock exercisable within 60 days of April 14, 2003.

(4)	Includes (i) 47,803 shares held indirectly through Filipan Beheer, BV, and (ii) options to purchase 33,541 shares of common stock exercisable within 60 days of April 14, 2003.

(5)	Includes options to purchase 44,811 shares of common stock exercisable within 60 days of April 14, 2003.

(6)	Includes options to purchase 29,583 shares of common stock exercisable within 60 days of April 14, 2003.

(7)	Includes options to purchase 24,583 shares of common stock exercisable within 60 days of April 14, 2003.

(8)	Includes options to purchase 19,583 shares of common stock exercisable within 60 days of April 14, 2003.

(9)	Includes options to purchase 19,583 shares of common stock exercisable within 60 days of April 14, 2003.

(10)	Consists of options to purchase 10,000 shares of common stock exercisable within 60 days of April 14, 2003.

(11)	Consists of options to purchase 7,500 shares of common stock exercisable within 60 days of April 14, 2003.

(12)	Includes options to purchase 528,576 shares of common stock exercisable within 60 days of April 14, 2003 that may be deemed to be beneficially owned by our directors and certain executive officers. These shares are shown as being held by our directors and officers for purposes of this table only.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, or 10% stockholders, to file certain reports of ownership with the Securities and Exchange Commission and with the National Association of Securities Dealers. Such officers, directors and 10% stockholders are also required by the Commission’s rules and regulations to provide us with copies of all forms that they file under Section 16(a) of the Exchange Act.

      Based solely on our review of copies of such forms received by us, or on written representations from certain reporting persons, we believe that, during the period from January 1, 2002 to December 31, 2002, our executive officers, directors and 10% stockholders filed all required reports under Section 16(a) of the Exchange Act on a timely basis, except as follows: as of April 2003, Mssrs. Larsen, Ng, Turner and Vought will file a late report on Form 5 to report a previously unreported transaction for the period.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

      The following table sets forth all compensation awarded to, earned by, or paid for services rendered to SCM in all capacities during the years ended December 31, 2000, 2001 and 2002 for SCM’s Chief Executive Officer and certain of SCM’s most highly compensated other executive officers whose salary and bonus for 2002 exceeded $100,000 (collectively, the “Named Executive Officers”).

				Long-Term
				Compensation
	Annual Compensation			Securities
				Underlying	All Other
Name and Principal Position(1)	Year	Salary($)	Bonus($)	Options(#)	Compensation($)

Robert Schneider(2)	2002	$229,000	$82,000	—	N/A
Chief Executive Officer and	2001	210,000	75,000	49,604	N/A
Managing Director of German	2000	210,000	75,000	34,811 (3)	N/A
subsidiary
Andrew Warner	2002	212,000	34,000	—	N/A
Vice President, Finance, Chief	2001	212,000	45,000	37,250	N/A
Financial Officer and President	2000	177,000	32,000	47,311 (3)	N/A
SCM US
Brian Campbell(4)	2002	184,000	32,000	—	N/A
Executive Vice President,	2001	184,000	26,000	36,000	N/A
Retail Brands	2000	184,000	—	80,000	N/A
Mladen Filipan(5)	2002	209,000	42,000	—	N/A
Executive Vice President, PC	2001	170,000	15,000	70,000	N/A
Security	2000	42,500	—	—	N/A

(1)	Other than as set forth below, SCM did not have any executive officers whose salaries and bonuses exceeded $100,000 in 2002.

(2)	In 2002, Mr. Schneider was paid a base salary of €236,000 and a bonus of €84,000, which was the equivalent of $210,000 and $75,000, respectively, based on exchange rates at the end of 2001 and $248,000 and $88,000, respectively, at the end of 2002. Due to fluctuations in exchange rates during 2002, his salary and bonus in U.S. dollars varied between January 1, 2002 and December 31, 2002. The salary and bonus amounts shown above in dollars were derived from calculating the average of the respective salary and bonus figures at the beginning and end of the year.

(3)	This table includes options granted in January 2000 to purchase shares of common stock of Dazzle Multimedia, Inc., which, at the time of the grant was our majority-owned subsidiary. In December of

2000, SCM completed the acquisition of Dazzle and such Dazzle options were automatically converted into options to purchase 4,811 shares of SCM’s common stock.

(4)	Mr. Campbell joined us in June 2000.

(5)	Mr. Filipan joined us in September 2000.

Summary of Stock Option Grants

      SCM made no option grants to the Named Executive Officers in 2002.

Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

      The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options in the last fiscal year and the year-end value of unexercised options as of December 31, 2002:

			Number of Securities Underlying		Value of Unexercised In-the-
	Shares		Unexercised Options at		Money Options at
	Acquired		Year-End:		Year-End(1):
	on	Value
Name	Exercise	Realized	Exercisable(2)	Unexercisable	Exercisable	Unexercisable

Robert Schneider	—	—	175,311	91,604	—	—
Andrew Warner	—	—	81,623	48,438	—	—
Brian Campbell	—	—	64,333	51,667	—	—
Mladen Filipan	—	—	24,791	45,209	—	—

(1)	Calculated by taking the difference between the $4.25 fair market value of a share of SCM common stock as of December 31, 2002 and the exercise price of each in-the-money option and multiplying that difference by the number of shares underlying such option.

(2)	Options are generally exercisable by the optionee ahead of vesting. Unvested shares purchased on exercise of an option are subject to a repurchase right of SCM, and may not be sold by an optionee until the shares vest. Options indicated as “Exercisable” are those options which were both vested and exercisable as of December 31, 2002. All other options are indicated as “Unexercisable.”

Equity Compensation Plan Information

      The following table summarizes information as of December 31, 2002, about our common stock that may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of our Board of Directors under all of our existing equity compensation plans, including our 1997 Stock Plan, 1997 Director Option Plan, 1997 Employee Stock Purchase Plan and 2000 Nonstatutory Stock Option Plan.

			Number of securities
			remaining available for
	Number of securities to be		future issuance under equity
	issued upon exercise of	Weighted-average exercise	compensation plans
	outstanding options,	price of outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column(a)

Equity compensation plans approved by stockholders(1)	3,332,539	$26.21	1,824,311
Equity compensation plans not approved by security holders(2)	0	—	750,000
Total(3)	3,332,539	$26.21	2,574,311 (4)

(1)	Equity plans approved by stockholders consist of the SCM Microsystems, Inc. 1997 Stock Plan, the SCM Microsystems, Inc. 1997 Director Option Plan and the SCM Microsystems, Inc. 1997 Employee Stock Purchase Plan.

(2)	Equity plans not approved by stockholders consist of the SCM Microsystems, Inc. 2000 Nonstatutory Stock Option Plan.

(3)	Does not include options to purchase an aggregate of 55,681 shares of Common Stock, 44,064 of which were awarded under Dazzle Multimedia plans prior to SCM’s acquisition of Dazzle Multimedia in 2000 and 11,161 of which were awarded under Shuttle Technologies plans prior to SCM’s acquisition of Shuttle Technologies in 1998. These options have a weighted average exercise price of $9.83 and were granted under plans assumed in connection with transactions under which no additional options may be granted.

(4)	Includes securities available under the following plans that have formulas for determining the amount of securities available for issuance each year: 1) the SCM Microsystems, Inc. 1997 Stock Option Plan, under which the maximum aggregate amount which may be optioned and sold increases on each anniversary date of the adoption of the Plan by an amount equal to the lesser of (i) 500,000 Shares, (ii) 3% of the outstanding shares on such date or (iii) a lesser amount determined by the Board; 2) the SCM Microsystems Inc. 1997 Director Option Plan, under which the maximum aggregate amount which may be optioned and sold increases on July 1 of each year by an amount equal to (i) the optioned stock underlying options granted in the immediately preceding year, or (ii) a lesser amount determined by the Board; and 3) the SCM Microsystems Inc. 1997 Employee Stock Purchase Plan, under which the maximum amount available increases on each anniversary date of the adoption of the Plan by an amount equal to the lesser or (i) 150,000 shares, (ii) 1% of the outstanding shares on such date or (iii) a lesser amount determined by the Board.

Material features of plans not approved by stockholders

      Under the SCM Microsystems, Inc. 2000 Nonstatutory Stock Option Plan, non-qualified stock options may be granted to employees, including officers of the company, and to non-employee consultants. The plan’s administrators may set the terms for each option grant made under the plan, including the rate of vesting, allowable exercise dates and the option term of such options granted. In general, the exercise price of a stock option under the 2000 Nonstatutory Stock Option Plan shall be equal to the fair market value of the Company’s Common Stock on the date of grant. However, the Board of Directors or its appointed committee may, at its discretion, reduce the exercise price of any option to the then current fair market value if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. 750,000 shares are reserved for issuance under the 2000 Nonstatutory Stock Option Plan, and no options have been granted under the plan to date.

Employment Contracts

      We pay the salary of Mr. Schneider through SCM Microsystems GmbH, our German subsidiary. Our German subsidiary has entered into an employment agreement with Mr. Schneider pursuant to which he serves as a Managing Director of the subsidiary. The agreement continues for an indefinite term and each party may terminate the agreement at any time with six months notice. Furthermore, he is subject to a non-compete provision for a period of one year after the termination of employment.

      We have also entered into an employment contract with Mr. Filipan that continues for an indefinite term. Under the agreement, Mr. Filipan will provide 30 days notice if he were to terminate the agreement, and SCM will provide Mr. Filipan with three months severance pay at his then-current salary level if he were to be terminated without cause.

Related Parties and Certain Transactions

      Brian Campbell, an executive vice president of the Company, is the majority shareholder of Pexagon, a digital media distribution company. During 2002, the Company discontinued sales of media and storage products as part of its announced separation of its Digital Media and Video division. This discontinuation included the sale of on hand, media and storage inventory to Pexagon. SCM recognized no revenue from these sales. At March 31, 2003, the Company had an accounts receivable of $2.3 million due from Pexagon.

The largest amount outstanding from Pexagon due the Company since January 1, 2002 was $2.9 million. SCM and Pexagon continue to have an ongoing trading relationship in the form of inventory transactions. These accounts receivable amounts do not bear interest.

      Oystein Larsen, a member of our Board of Directors, serves as Executive Vice President of Conax AS, a company engaged in the development and provisioning of smart-card based systems that purchases Security products from us. In 2002, the aggregate amount purchased did not exceed 5% of either our or Telenor Conax AS’s revenues. At March 31, 2003, there were no accounts receivable due from Conax AS. The largest amount outstanding due the Company from Conax AS since January 1, 2002 was €452,000 (approximately $389,000). These accounts receivable amounts do not bear interest. Mr. Larsen is not directly compensated for revenue transactions between the two companies.

      Steven Humphreys, our Chairman, serves as Chairman and Chief Executive Officer of ActivCard Corporation, a digital identity management software company that purchases security products from us. In 2002, the aggregate amount purchased did not exceed 5% of either our or ActivCard’s revenues. At March 31, 2003, accounts receivable amounts due from ActivCard were $1.5 million. The largest amount outstanding due the Company from ActivCard since January 1, 2002 was $1.5 million. Mr. Humphreys is not directly compensated for revenue transactions between the two companies.

PERFORMANCE GRAPH

      The following Performance Graph compares the cumulative total return to stockholders of our common stock since October 7, 1997, the date we first became subject to the reporting requirements of the Exchange Act, to the cumulative total return over such period of (i) the Standard & Poor’s 500 Stock Index, (ii) the JP Morgan H&Q Technology Index, which was discontinued in 2002 but formerly comprised publicly traded stocks of approximately 275 companies in the computer hardware, computer software, communications, semiconductor and information services industries, and (iii) the RDG Technology Index, which replaces the former JP Morgan H&Q Technology Index and includes a comparable group of publicly traded stocks. The Performance Graph assumes that $100 was invested on October 7, 1997 in our common stock and in each of the comparative indices. The Performance Graph further assumes that such amount was initially invested in our common stock at a price of $13.00 per share, the price at which our stock was first offered to the public by us on such date.

      Our historic stock price performance is not necessarily indicative of future stock price performance. The information contained in the Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any existing or future filing by the Company under the Securities Act of 1933 or the Exchange Act except to the extent that we specifically incorporate such information by reference into any such filing.

COMPARISON OF 63 MONTH CUMULATIVE TOTAL RETURN*

AMONG SCM MICROSYSTEMS, INC., THE S & P 500 INDEX
THE JP MORGAN H&Q TECHNOLOGY INDEX AND THE RDG TECHNOLOGY INDEX

			JP Morgan
Measurement Period	SCM		H&Q	RDG
(Fiscal Year Covered)	Microsystems	S & P 500	Technology	Technology

October 7, 1997	100	100	100	100
Dec-97	185	103	84	92
Dec-98	547	132	131	161
Dec-99	492	160	293	319
Dec-00	254	146	189	197
Dec-01	113	128	131	144
Dec-02	33	100	N/A	85

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

      Our Audit Committee has appointed Deloitte & Touche LLP, independent accountants, to audit our financial statements for the current year ending December 31, 2003. Deloitte & Touche LLP has audited our consolidated financial statements since 1999. At the annual meeting, our stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as independent accountants to audit our financial statements for the current fiscal year ending December 31, 2003. We expect that a representative of Deloitte & Touche LLP will be available at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to any appropriate questions.

      Stockholder ratification of the selection of Deloitte & Touche LLP as our independent public accountants is not required by our Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice.

In the event that our stockholders fail to ratify the appointment of Deloitte & Touche LLP as independent accountants to audit our financial statements for the current year ending December 31, 2003, our Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Fees Billed to Company by Deloitte & Touche LLP During Fiscal 2002 and 2001

	2002	2001

Audit Fees	$761,000	$756,000
Audit-related Fees	715,000	76,000
Tax Fees	252,000	414,000
All Other Fees	226,000	132,000

Total	$1,954,000	$1,378,000

      Audit Fees. Audit fees include fees associated with the audit and review of our annual financial statements included in our Annual Report on Form 10-K, reviews of those financial statements included in our quarterly reports on Form 10-Q and statutory audits.

      Audit-related Fees. Audit-related fees principally include fees for the audits of subsidiaries for the intended separation of our Digital Media and Video division, acquisition due diligence procedures, registration statements and consultations on accounting and auditing matters.

      Tax Fees. Tax Fees include assistance with preparation of federal, state and foreign tax returns, tax compliance, tax advice and tax planning.

      All Other Fees. All other fees are related principally to tax consulting with regard to the intended separation of our Digital Media and Video division and other tax consultations.

      The Audit Committee of our Board of Directors has determined that the provision of audit and non-audit services by Deloitte & Touche LLP is compatible with maintaining the independence of Deloitte & Touche as our independent auditors. The Audit Committee is required to approve the engagement of and engages Deloitte & Touche LLP to perform audit and other services for the Company and its subsidiaries. During the third quarter of 2002, the Company instituted procedures for the pre-approval by the Audit Committee (or its Chairman) of all services provided by Deloitte & Touche LLP.

Vote Required and Recommendation of the Board of Directors

      The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the annual meeting and voting with respect to this proposal will be required to approve the proposed ratification of Deloitte & Touche LLP, independent accountants, to audit our financial statements for the current year ending December 31, 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF
DELOITTE & TOUCHE LLP AS THE COMPANY’S
INDEPENDENT ACCOUNTANTS FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2003

OTHER MATTERS

      We do not intend to bring any matters before the annual meeting other than those set forth herein, and our management has no present knowledge that any other matters will or may be brought before the annual meeting by others. However, if any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as our Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

SCM MICROSYSTEMS, INC.

Andrew Warner
Secretary

Fremont, California

April 29, 2003

ANNEX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF
SCM MICROSYSTEMS, INC.

PURPOSE:

      The purpose of the Audit Committee of the Board of Directors of SCM Microsystems, Inc. and its subsidiaries (the “Company”) shall be: to make such examinations as are necessary to monitor (i) the Company’s system of internal controls, (ii) the integrity of the Company’s financial statements, (iii) the Company’s compliance with legal and regulatory requirements, and (iv) the independent auditor’s qualifications, independence and performance; to provide the Company’s Board of Directors with the results of its examinations and recommendations derived therefrom; to prepare the report that the rules and regulations of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement; to outline to the Board of Directors improvements made, or to be made, in internal accounting controls; to appoint independent auditors to audit the Company’s financial statements; and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director’s attention.

      In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

1. Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) Section 10A(m)(3) of the Securities Exchange Act, as amended, and (iii) the rules and regulations of the SEC (the “SEC Rules”); and

2. Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

3. At least one member will qualify as an audit committee financial expert, under NASDAQ and SEC Rules and regulations.

      Notwithstanding the foregoing, one director who is not an independent director may serve on the Audit Committee if the required determination and other requirements of NASD Rule 4310(c)(26)(B) are complied with.

RESPONSIBILITIES:

      The responsibilities of the Audit Committee shall include:

1. Reviewing on a continuing basis the adequacy of the Company’s system of internal controls;

2. Reviewing the independent auditors’ proposed audit scope and approach;

3. Reviewing and managing the external audit and the Company’s relationship with its external auditors by:

(i) selecting the independent auditors;

(ii) reviewing the independent auditors’ fee arrangements, proposed audit scope and approach; and

(iii) pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible).

      In this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors. The Audit Committee may elect to form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting;

4. Reviewing the performance of the Company’s independent auditors and determining whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis;

5. Overseeing the independence of the Company’s independent auditors by, among other things:

(i) requiring the independent auditors to deliver to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Company which may impact independence and presenting this statement to the Board;

(ii) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself with regard to the auditors’ independence;

(iii) reviewing the independent auditors’ peer review conducted every three years;

(iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in Statement of Accounting Standards (“SAS”) No. 61, as may be modified or supplemented; and

(v) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

6. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

7. Reviewing with management and the Company’s independent auditors such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company’s financial statements, as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body;

8. Reviewing before release, and recommending to the Board of Directors for inclusion in the Company’s annual report on Form 10-K, the audited financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations;

9. Ensuring that the Company’s independent auditors review the Company’s interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

10. Reviewing with management and the independent auditors the Company’s interim financial statements and the related MD&A included in Quarterly Reports on Form 10-Q, including the results of the independent auditor’s reviews of the quarterly financial statements;

11. Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

12. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of auditor’s services and audit committee members and activities;

13. Reviewing before release the disclosure regarding the Company’s system of accounting and internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

14. Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

15. Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

16. Receiving periodic reports from the Company’s independent auditors and management of the Company to review the selection, application and disclosure of the Company’s significant accounting policies and to assess the impact of other financial reporting developments that may have a bearing on the Company, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained SAS No. 50 letters;

17. Reviewing with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements;

18. Reviewing with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies;

19. Reviewing the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor;

20. Recommending to the Board guidelines for the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account;

21. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

22. Reviewing the Company’s policies relating to the avoidance of conflicts of interest and reviewing past or proposed transactions between the Company, members of the Board and management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Audit Committee shall consider the results of any review of these policies and procedures by the Company’s independent auditors;

23. Providing oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments;

24. Reviewing the Company’s compliance with employee benefit plans;

25. Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

26. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

27. Securing independent expert advice, including retaining independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities;

28. Reviewing related party transactions for potential conflicts of interest;

29. Meeting at least quarterly with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions;

30. Establishing and maintaining free and open means of communication between and among the Board, the Audit Committee, the Company’s independent auditors, the Company’s internal auditing department and management, including providing such parties with appropriate opportunities to meet privately with the Audit Committee;

31. Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

32. Reviewing its own structure, processes and membership requirements;

33. Providing a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A; and

34. Providing for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee; and

35. Performing other oversight functions as requested or delegated by the full Board of Directors.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations.

MEETINGS:

      The Audit Committee will meet as often as it determines, but not less frequently than once quarterly. The Audit Committee, in its discretion, will ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet periodically in separate executive session with the independent auditors as well as any internal auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter. The Audit Committee may also meet with the Company’s investment bankers or financial analysts who follow the Company.

MINUTES:

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

SCM MICROSYSTEMS, INC.

PROXY FOR
2003 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SCM MICROSYSTEMS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of 2003 Annual Meeting of Stockholders and Proxy Statement, each dated April 25, 2003, and hereby appoints Steven Humphreys and Andrew Warner, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders to be held at SCM corporate headquarters, 466 Kato Terrace, Fremont, California 94539, on June 23, 2003 at 10:00 a.m. local time, and any adjournment(s) and postponement(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote thereat if then and there personally present, on the matters in the manner set forth below:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

[SEE REVERSE SIDE]

☒	PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

	FOR all nominees listed below (except as indicated)	WITHHOLD authority to vote for the nominees listed below
	☐	☐
1. Proposal by management to elect the following two nominees as members of our Board of Directors	NOMINEES: Simon Turner and Andrew Vought		2. Proposal by management to ratify the appointment of Deloitte & Touche LLP as independent public accountants for SCM’s fiscal year ending December 31, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTIONS: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH SUCH NOMINEE’S NAME ON THE LIST ABOVE
In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the annual meeting, or at any adjournment(s) or postponement(s) thereof.
THIS PROXY WILL BE VOTED AS DIRECTED AND, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE TWO LISTED NOMINEES FOR ELECTION AS DIRECTORS AND TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2003.
Both of the foregoing attorneys-in-fact or their substitutes or, if only one shall be present and acting at the annual meeting or any adjournment(s) or postponement(s) thereof, the attorney-in-fact so present, shall have and may exercise all of the powers of said attorney-in-fact hereunder.

SIGNATURE(S)	DATE

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER EXACTLY AS HIS, HER OR ITS NAME APPEARS HEREON. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE AND IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

VOTE YOUR PROXY OVER THE INTERNET OR BY TELEPHONE!

It’s fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by choosing either option, you help SCM Microsystems reduce postage and proxy tabulation costs.

OPTION 1: VOTE OVER THE INTERNET

1.     Read the accompanying Proxy Statement.
2.     Have your 12-digit control number located on your voting ballot available.
3.     Point your browser to http://www.proxyvote.com.
4.     Follow the instructions to cast your vote.

OPTION 2: VOTE BY TELEPHONE

1.     Read the accompanying Proxy Statement.
2.     Have your 12-digit control number located on your voting ballot available.
3.     Using a touch-tone phone, call the toll-free number shown on the voting ballot.
4.     Follow the recorded instructions.

YOUR VOTE IS IMPORTANT

Using the Internet or telephone, you can vote anytime, 24 hours a day. Or if you prefer, you can return the enclosed paper ballot in the envelope provided.
Please do not return the enclosed paper ballot if you are voting using the Internet or telephone.